SIX CIRCLES FUNDS
Six Circles Multi-Strategy Fund
Supplement dated July 18, 2025
to the Prospectus dated May 1, 2025, as supplemented
(the “Prospectus”)
On June 17, 2025, the Board of Trustees for the Six Circles Multi-Strategy Fund (the “Fund”) approved the addition of Capital Fund Management S.A. (“CFM”) as an additional sub‑adviser to the Fund, effective July 21, 2025 (the “Effective Date”). On the Effective Date, CFM will begin managing Fund assets allocated to CFM by J.P. Morgan Private Investments Inc., the Fund’s adviser, pursuant to CFM’s Cumulus investment strategy.
Accordingly, on the Effective Date, the Fund’s Prospectus is hereby amended as follows:
The fourth sentence of the third full paragraph under the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Prospectus and the fourth sentence of the ninth paragraph under the “More About the Fund — SIX CIRCLES MULTI-STRATEGY FUND (THE “FUND”) — Principal Investment Strategies” section of the Prospectus are hereby deleted and replaced with the following:
The Adviser engages the following Sub‑Advisers: AHL Partners LLP (“AHL”), Pacific Investment Management Co. (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Dynamic Beta Investments LLC (“DBi”), BlackRock Investment Management, LLC (“BlackRock”) and Capital Fund Management S.A. (“CFM”).
The following is added as the tenth paragraph of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Prospectus and the seventeenth paragraph of the “More About the Fund — SIX CIRCLES MULTI-STRATEGY FUND (THE “FUND”) — Principal Investment Strategies” section of the Prospectus, relating to CFM:
CFM — Cumulus Strategy
With respect to its allocated portion of the Fund, CFM will seek to achieve long-term capital appreciation through returns that aim to be uncorrelated with traditional asset classes. CFM will follow the quantitative CFM Cumulus trading program which includes futures multi-strategy, equity statistical arbitrage, and relative value components. The program may take long and short exposures through a variety of financial instruments including securities, foreign exchange, futures, forwards and other derivatives on bonds, shares, rates, currencies, commodities, credit and indices, as well as derivatives on all the foregoing. The trading of the program is generally conducted using electronic means based on a number of proprietary systematic trading models. The program employs a systematic investment process which seeks to generate, weigh and aggregate signals based on such components to build a diversified investment portfolio. The program includes an integrated risk management system which seeks to monitor the risk of the portfolio on an ongoing basis. The risk of the individual trading strategies is adjusted on the basis of volatility forecasts in order to target a stable portfolio risk over the medium-term. The program seeks to be diversified within the asset classes traded. The program is exposed to the financial markets on a global basis focusing on markets that provide sufficient liquidity and supporting infrastructure. Trading may be extended to new markets when liquidity and market infrastructure allow. The program is statistical and systematic in nature. The system is fed with historical price and econometric time series data. A range of systems are employed which can be both technical and market specific in nature. Trade execution is generally electronic in all asset classes and is based upon execution models that seek to take advantage of short-term market information.
The first paragraph under the “Risk/Return Summary — Management — Sub‑Advisers” section of the Prospectus is hereby deleted and replaced with the following:
The Adviser allocates Fund assets for each investment strategy to Sub‑Advisers (BlackRock in turn allocates assets to its Sub‑Sub‑Adviser), which allocations may be adjusted at any time. AHL, PIMCO, T. Rowe Price, DBi, BlackRock and CFM are the current Sub‑Advisers to the Fund and BIL is the current Sub‑Sub‑Adviser to the Fund.

The following is added to the end of the “Risk/Return Summary — Management — Sub‑Advisers” section of the Prospectus relating to CFM:
CFM

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Marc Potters	2025	Chief Investment Officer
Yves Lemperiere	2025	Head of Predictor Research
Raphael Benichou	2025	Head of Portfolio Research
The third paragraph under the “The Fund’s Management and Administration — The Fund’s Investment Adviser and Sub‑Advisers” section of the Prospectus is hereby deleted and replaced with the following:
The Fund may pursue its investment objective by investing in one or more Subsidiaries (each, a “Subsidiary”). The Subsidiaries have entered into (or will enter into prior to effectiveness) separate contracts with JPMPI whereby JPMPI provides investment advisory services to the Subsidiaries (each, a “Subsidiary Advisory Agreement” and together, the “Subsidiary Advisory Agreements”) and JPMPI has entered into separate contracts with AHL, DBi and CFM (each, a “Subsidiary Sub‑Adviser” and together, the “Subsidiary Sub‑Advisers”) whereby the Subsidiary Sub‑Advisers each provide investment sub‑advisory services to the respective Subsidiary (each, a “Subsidiary Sub‑Advisory Agreement”). In recognition of the fact that contractual advisory and sub‑advisory fees are already charged for JPMPI’s and each Subsidiary Sub‑Adviser’s investment management services to the Fund (which includes the Subsidiary investments), respectively, no additional fees are payable to JPMPI or the Subsidiary Sub‑Advisers for the services rendered pursuant to the Subsidiary Advisory Agreements and Subsidiary Sub‑Advisory Agreements, respectively. JPMPI and the Subsidiary Sub‑Advisers will comply with the provisions of Section 15 of the 1940 Act with respect to each such Subsidiary’s investment advisory contracts.
The following is added to the end of the “The Fund’s Management and Administration — The Portfolio Managers — Sub‑Advisers” section of the Prospectus, relating to CFM:
CFM
CFM is a systematic investment management group founded in 1991. CFM is regulated by the French Autorité des Marchés Financiers as a portfolio management company (“société de gestion de portefeuille”) since July 6, 1993. CFM is registered with the SEC as an investment adviser, and with the CFTC as a commodity trading advisor and a commodity pool operator. As of April 30, 2025, CFM had approximately $18.2 billion in assets under management.
Portfolio Managers:
Marc Potters, Yves Lemperiere and Raphael Benichou serve as portfolio managers to the Fund.
Marc Potters is the Chief Investment Officer of CFM, having joined the firm in 1995 originally as a researcher in quantitative finance. He oversees the investment process of all CFM funds. Mr. Potters also supervises the research team together with Jean Philippe, with a particular focus on developing concrete applications in financial forecasting, portfolio construction, risk control and execution. Mr. Potters maintains strong links with academia and is an expert in Random Matrix Theory. He taught at UCLA and Sorbonne University and he continues to publish papers in statistical finance and co‑authored the ‘Theory of Financial Risk and Derivative Pricing’ with Jean Philippe. Mr. Potters obtained his PhD in physics from Princeton University.
Yves Lemperiere is the Head of Predictor Research for CFM, having joined the firm in 2003. He works alongside Raphael Benichou and is in charge of setting out the signal research for all the CFM strategies. Mr. Lemperiere originally joined CFM to conduct research on execution algorithms. After focusing on price impact modelling and slippage analysis for two years, he turned to Alpha strategies, primarily on futures, and then in other asset classes, including stocks and options. Mr. Lemperiere holds a PhD in cosmology and an MSc in physics from Cambridge University. He also has a Masters in Maths from the Université Pierre et Marie Curie in Paris and a Masters in Engineering from École Centrale Paris.

Raphael Benichou is the Head of Portfolio Research, having joined CFM as a researcher in 2012. He works alongside Mr. Lempérière and is in charge of portfolio construction research and execution research for all the CFM strategies. Before starting his current role, Mr. Benichou was a portfolio manager for the Discus program and his research at CFM focused on portfolio optimization for Directional strategies, and alpha and trading costs for Intraday strategies. Prior to CFM, Mr. Benichou held a Post Doctoral position in theoretical physics at Vrije Universiteit, Brussels, and he holds a PhD in theoretical physics from Ecole Normale Supérieure Paris.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE
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SIX CIRCLES FUNDS

Six Circles Multi-Strategy Fund

Supplement dated July 18, 2025

to the Statement of Additional Information

dated May 1, 2025, as supplemented (“SAI”)

On June 17, 2025, the Board of Trustees for the Six Circles Multi-Strategy Fund (the “Fund”) approved the addition of Capital Fund Management S.A. (“CFM”) as an additional sub-adviser to the Fund, effective July 21, 2025 (the “Effective Date”). On the Effective Date, CFM will begin managing Fund assets allocated to CFM by J.P. Morgan Private Investments Inc., the Fund’s adviser, pursuant to CFM’s Cumulus investment strategy.

Accordingly, on the Effective Date, the SAI is hereby amended as follows:

The fourth paragraph under the “GENERAL — Miscellaneous” section of Part I of the SAI is hereby deleted and replaced with the following:

The Fund is advised by J.P. Morgan Private Investments Inc. (“JPMPI”) and sub-advised by the following sub-advisers and sub-sub-adviser: AHL Partners LLP (“AHL”), Pacific Investment Management Co. (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Dynamic Beta Investments LLC (“DBi”), BlackRock Investment Management, LLC. (“BlackRock”), BlackRock International Limited (“BIL”) and Capital Fund Management S.A. (“CFM”). JPMPI is also referred to herein as the “Adviser.” AHL, PIMCO, T. Rowe Price, DBi, BlackRock and CFM are also referred to herein as the “Sub-Advisers” and, individually, as a “Sub-Adviser.” BIL is also referred to herein as a “Sub-Sub-Adviser.” Certain references herein to the Adviser may also include a Sub-Adviser, as the context requires. Additionally, certain references herein to a Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.

The seventh paragraph under the “Investment Policies” section of Part I of the SAI is hereby deleted and replaced with the following:

The Multi-Strategy Fund may pursue its investment objective by investing in Six Circles Multi-Strategy Sub-Fund I Ltd., Six Circles Multi-Strategy Sub-Fund II Ltd. and Six Circles Multi-Strategy Sub-Fund III Ltd., all being wholly-owned subsidiaries of the Multi-Strategy Fund organized under the laws of the Cayman Islands (each a “Multi-Strategy Subsidiary” and together the “Multi-Strategy Subsidiaries”). The Multi-Strategy Subsidiaries are advised by JPMPI and sub-advised by AHL, DBi and CFM, respectively, and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Multi-Strategy Fund. The Multi-Strategy Subsidiaries will be managed pursuant to the existing compliance policies and procedures that have been adopted by the Fund. As a result, in managing each Multi-Strategy Subsidiary’s portfolio, JPMPI, AHL, DBi and CFM are subject to the same investment policies and restrictions that apply to the management of the Fund, and in particular to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of each Multi-Strategy Subsidiary’s portfolio investments and shares of the Multi-Strategy Subsidiary. The Multi-Strategy Fund and each Multi-Strategy Subsidiary will test for compliance with investment restrictions on a consolidated basis. By investing in the Multi-Strategy Subsidiaries, the Multi-Strategy Fund is indirectly exposed to the risks associated with each Multi-Strategy Subsidiary’s investments. The investments held by each Multi-Strategy Subsidiary are generally similar to those held by the Multi-Strategy Fund and are subject to the same risks that apply to similar investments if held directly by the Multi-Strategy Fund. See “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Investments in the Subsidiary” in Part II of this SAI for a more detailed discussion of the Multi-Strategy Subsidiary.

The first paragraph under the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS — Sub-Advisers and Sub-Sub-Advisers” section of Part I of the SAI is hereby deleted and replaced with the following:

AHL, PIMCO, T. Rowe Price, DBi, BlackRock and CFM serve as Sub-Advisers to the Multi-Strategy Fund. Each of AHL, PIMCO, T. Rowe Price, DBi, BlackRock and CFM is independent of the Adviser. All Sub-Advisers discharge their responsibilities subject to the policies of the Trustees and the supervision of the Adviser. BIL, serves as a Sub-Sub-Adviser to the Fund. Each Sub-Adviser is paid a monthly fee equal to a percentage of the daily net assets of the Fund allocated to it. The Sub-Sub-Adviser is paid a fee from the Sub-Adviser with which it has entered into a sub-sub-advisory agreement.

The sub-section title “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed — Sub-Advisers and Sub-Advisers” in Part I of the SAI is deleted and replaced with “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed — Sub-Advisers and Sub-Sub-Advisers.” Additionally, the following information relating to CFM is added to the end of the first table in such section:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
CFM
Marc Potters	2	272	17	11,357	4	412
Yves Lemperiere	2	272	17	11,357	4	412
Raphael Benichou	2	272	17	11,357	4	412

The following information relating to CFM is added to the end of the second table in the “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed — Sub-Advisers” section of Part I of the SAI:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
CFM
Marc Potters	—	—	16	11,357	3	335
Yves Lemperiere	—	—	16	11,357	3	336
Raphael Benichou	—	—	16	11,357	3	336

On the Effective Date, the first paragraph under the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS” section of Part II of the SAI is hereby deleted and replaced with the following:

Pursuant to an investment advisory agreement, JPMPI serves as investment adviser to the Funds. BlackRock, Insight, Goldman, PIMCO, PGIM, Capital, Nuveen, Allspring, Lord Abbett, RBC GAM (UK), Muzinich, AHL, T. Rowe Price, DBi and CFM serve as investment sub-advisers to certain Funds pursuant to investment sub-advisory agreements with JPMPI. BIL, BSL, PGIML and RBC GAM (US) serve as investment sub-sub-advisers to the Fund pursuant to investment sub-sub-advisory agreements with their affiliated Sub-Advisers.

The following discussion of CFM is added to the end of the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS” section of Part II of the SAI:

Capital Fund Management S.A. (“CFM”). CFM has been engaged by JPMPI to serve as an investment sub-adviser to the Six Circles Multi-Strategy Fund pursuant to an investment sub-advisory agreement (the “CFM Sub-Advisory Agreement”). CFM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. CFM is located at 23, rue de l’Universite 75007 Paris, France.

CFM is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Multi-Strategy Fund allocated to CFM, as set forth in the CFM Sub-Advisory Agreement.

The CFM Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The Multi-Strategy Fund may pursue its investment objective by investing in the Multi-Strategy Subsidiaries. JPMPI has entered into a separate contract with CFM whereby CFM provides investment sub-advisory services to one of the Multi-Strategy Subsidiaries (a “Multi-Strategy Subsidiary Sub-Advisory Agreement”). In recognition of the fact that contractual sub-advisory fees are already charged for CFM’s investment management services to the Multi-Strategy Fund (which includes the Multi-Strategy Subsidiary investment), CFM receives no additional management fees from JPMPI for the services rendered pursuant to the Multi-Strategy Subsidiary Sub-Advisory Agreement.

The following disclosure related to CFM is hereby added to the end of the “POTENTIAL CONFLICTS OF INTEREST — Conflicts of Interest Relating to the Sub-Advisers and Sub-Sub-Advisers” section of the SAI Part II:

CFM

Managing potential conflicts of interest is a key consideration of CFM, as it acts in a fiduciary capacity with respect to each of its advisory clients and seeks to act in their best interest. CFM has performed a review of potential conflicts of interest that may arise in the ordinary course of its business activities, and, where necessary, has implemented mitigating controls. CFM has also set up an organization scheme designed to limit the risks of conflicts of interest and ensure an effective separation between the main functions of CFM.

CFM and its affiliates may engage in a broad range of investment, investment advisory and other activities. As a result, CFM will frequently purchase or sell the same class of securities or financial instruments, and there may be conflicts of interest with respect to, for example, the allocation of investment opportunities, purchases and sales of securities in connection with particular investment situations, and personnel, other resources and expenses. Further, CFM may give advice and take action, with respect to any clients, accounts and pooled investment vehicles, that may differ from the advice given, or the timing or nature of action taken, with respect to the Fund. However, where such allocations of investment opportunities occur, CFM will seek to ensure that such allocations are made in a manner which does not unfairly prejudice the interests of the Fund.

The following disclosure related to CFM is hereby added to the end of the “PORTFOLIO MANAGER COMPENSATION” section of the SAI Part II:

CFM

CFM’s remuneration policy is applied firm-wide. Remuneration of CFM’s employees consists of one or several of the following elements: (i) a fixed remuneration and (ii) a bonus determined on the basis of individual and/or collective performance criteria (the “Variable Compensation”). The Variable Compensation results from a combination of discretionary criteria assessed on a yearly basis. These evaluations may be adjusted upwards or downwards accordingly. The main principles of the Variable Compensation process results from:

•	the allocation of a budget depending on the consolidated profitability of CFM;

•	the evaluation of individual and collective performance of employees;

•	a remuneration grid implemented by CFM and built on data provided by well-known providers;

•	the allocation of the budget on a team basis;

•	calibration meetings and a validation by CFM’s board of directors.

The following disclosure related to CFM is hereby added to the end of “APPENDIX C — PROXY VOTING POLICIES” section of the SAI Part II:

Capital Fund Management S.A. (“CFM”)

CFM has a policy to vote by proxy in shareholder meetings that its clients are notified of, using a third-party proxy voting adviser (the “Proxy Agent”), except when the aggregate clients’ holdings in an issuer are insignificant. CFM will generally vote by proxy in line with the recommendations of the Proxy Agent. To this end, CFM has subscribed to the Proxy Agent’s ESG Guidelines and has verified, based on general guidelines and principles, that the recommendations rather systematically supports shareholder motions that demand more transparency from companies in terms of strategy for climate change and handling of related risks, in terms of lobbying money being spent on climate change related initiatives, and in terms of linking management remuneration to achieving ESG related targets. For ballots relating to particularly sensitive topics, the CFM ESG team may confirm that the Proxy Agent’s recommendation fits its clients’ best interest before approving the vote.

It should be noted that CFM may only vote proxies when it has a mandate to do so and when securities are held with a custodian that allows for proxy voting. Securities that are held with a prime broker that has taken title interest in the security through re-use are generally not available to vote.

At the time of the launch of this strategy, the physical securities portfolios advised by CFM only include securities listed in the United States. The CFM generally trades exposures to non-US equities as single stock swaps or contracts for difference and such instruments thus do not provide the possibility to vote proxies.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.